EXHIBIT 99.2


                                  $402,403,000
                                  (Approximate)
                                   GSAA 2004-9
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates(1)
---------------------------------------

-------------------------------------------------------------------------------------------------------------
               Approximate       Expected       Initial        Estimated     Principal
                Principal         Credit     Pass-Through      Avg. Life      Payment         S&P /Moody's
Certificates    Balance(4)       Support        Rate (5)       (yrs) (2)   Window (2) (3)   Expected Ratings
-------------------------------------------------------------------------------------------------------------
A-1(6)        $217,272,000         19.25%    LIBOR + [ ]%          2.25    11/04 - 08/11       AAA/Aaa
A-2           $114,355,000         19.25%    LIBOR + [ ]%          2.25    11/04 - 08/11       AAA/Aaa
M-1            $25,668,000         13.00%    LIBOR + [ ]%          4.78    03/08 - 08/11       AA+/Aa2
M-2            $20,739,000          7.95%    LIBOR + [ ]%          4.69    01/08 - 08/11        AA-/A2
M-3             $6,161,000          6.45%    LIBOR + [ ]%          4.66    12/07 - 08/11         A+/A3
M-4             $5,133,000          5.20%    LIBOR + [ ]%          4.64    12/07 - 08/11        A/Baa1
M-5             $4,928,000          4.00%    LIBOR + [ ]%          4.64    12/07 - 08/11       A-/Baa2
B-1             $3,491,000          3.15%    LIBOR + [ ]%          4.62    11/07 - 08/11     BBB+/Baa3
B-2             $4,107,000          2.15%    LIBOR + [ ]%          4.60    11/07 - 08/11        BBB/NA
TOTAL         $410,684,147
-------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month forward at 6% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing and to a 10% Clean-up Call on all Certificates. Prepayment Assumption"
(3) The stated final maturity date for the Certificates is the Distribution Date in September 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(6) The Class A-1 Certificates will receive the benefit of a Certificate Insurance Policy issued by the Certificate Insurer.


Selected Mortgage Pool Data (7)
-------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                             Group I             Group II            Aggregate
-----------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                            $268,644,582         $144,726,381         $413,370,963
Number of Mortgage Loans:                                      1,302                  357                1,659
Average Scheduled Principal Balance:                        $206,332             $405,396             $249,169
Interest Only Loans:                                          100.00%              100.00%              100.00%
Weighted Average Gross Coupon:                                 6.721%               6.562%               6.666%
Weighted Average Net Coupon(8):                                6.215%               6.055%               6.159%
Weighted Average Original FICO Score:                            668                  675                  671
Weighted Average Original LTV Ratio:                           81.74%               82.79%               82.11%
Weighted Average Stated Remaining Term (months):                 358                  358                  358
Weighted Average Seasoning (months):                               2                    2                    2
Weighted Average Months to Roll(9):                               23                   24                   23
Weighted Average Gross Margin(9):                               5.45%                5.46%                5.45%
Weighted Average Initial Rate Cap(9):                           1.50%                1.50%                1.50%
Weighted Average Periodic Rate Cap(9):                          1.50%                1.50%                1.50%
Weighted Average Gross Maximum Lifetime Rate(9):               13.72%               13.56%               13.67%
-----------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century"). 89.22% and 10.78% of the Mortgage Loans have an IO term of 24 and 36 months respectively.

o Credit support for the Certificates will be provided through a senior/subordinate structure, upfront overcollateralization of 2.15%, excess spread and a certificate insurance policy for the Class A-1 Certificates.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available only to pay Basis Risk Carry Forward Amounts on the Class A-1, Class M and Class B Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of $215,814,000, a term of 33 months and a ceiling of 10%. (See Appendix A for Interest Rate Corridor details).

o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing after the servicing transfer date of December 2, 2004.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA049 and on Bloomberg as GSAA 04-9.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:                       October 28, 2004

Cut-off Date:                                October 1, 2004

Statistical Calculation Date:                September 1, 2004

Expected Pricing Date:                       On or before October 6, 2004

First Distribution Date:                     November 25, 2004

Key Terms
---------

Offered Certificates:                        Class A, Class M and Class B Certificates

Class A Certificates:                        Class A-1 and Class A-2 Certificates

Class M Certificates:                        Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates

Class B Certificates:                        Class B-1 and Class B-2

Depositor:                                   GS Mortgage Securities Corp.

Lead Manager:                                Goldman, Sachs & Co.

Servicer:                                    Countrywide Home Loans Servicing LP

Trustee:                                     Deutsche Bank National Trust Company

Servicing Fee:                               50 bps

Trustee Fee:                                 0.65 bps

Distribution Date:                           25th day of the month or the following Business Day

Record Date:                                 For any Distribution Date, the last Business Day of the Interest Accrual Period

Delay Days:                                  0 day delay on all Certificates

Prepayment Period:                           The calendar month prior to the Distribution Date

Due Period:                                  The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Day Count:                                   Actual/360 basis

Interest Accrual Period:                     The prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing
                                             Date.


Certificate Insurer                          Certificate insurance TBD. The Certificate Insurer will issue a financial guarantee policy for the benefit of the Class A-1 Certificates only (the "Certificate
                                             Insurance Policy"). The Certificate Insurer will have certain rights with respect to the transaction as specified in the Pooling and Servicing Agreement.

Pricing Prepayment                           28% CPR.
Assumption:

Group I Mortgage Loans:                      Approximately $268,644,582 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                     Approximately $144,726,381 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                               The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                             Calculation Date rolled one month forward at 6% CPR:

                                             Initial Gross WAC (1):                                         6.6655%

                                                Less Fees & Expenses (2):                                   0.5485%
                                                                                                      -------------------
                                             Net WAC (1):                                                   6.1170%

                                                Less Initial LIBOR Certificate Coupon (Approx.)(1)(3):      2.2843%
                                                                                                      -------------------
                                             Initial Excess Spread (1):                                     3.8327%

                                                (1)         This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                                (2)         Includes the Servicing Fee, Trustee Fee and Class A-1 Certificate
                                                            Insurance Premium.

                                                (3)         Assumes 1-month LIBOR equal to 1.84%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the
                                                            Offered Certificates as well as any changes in day count.

Servicer Advancing:                          Yes as to principal and interest, subject to recoverability.

Compensating Interest:                       The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                             Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing
                                             Fee received for the related Distribution Date. No compensating interest will be paid in November and December 2004.

Optional Clean-up Call:                      The transaction has a 10% optional clean-up call.

Rating Agencies:                             Standard & Poor's Ratings Group and Moody's Investors Service, Inc. will rate the Class
                                             A, Class M and Class B-1 Certificates. Standard & Poor's Ratings Group will rate the Class B-2 Certificates.

Minimum Denomination:                        $25,000 with regard to Class A Certificates, and $50,000 with regard to the Class M and
                                             B Certificates.

Legal Investment:                            It is anticipated that Class A-1, Class A-2, Class M-1 and Class M-2 will be SMMEA eligible.

ERISA Eligible:                              Underwriter's exemption is expected to apply to the Offered Certificates. However, prospective purchasers should consult their own counsel.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                               All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                                  The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                             SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and
(4) a Certificate Insurance Policy for the Class A-1 Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.50%.

--------------------------------------------------------------------------------
                                     Initial                    Step-Down
       Class                 Subordination Percentage       Date Percentage
--------------------------------------------------------------------------------
         A                             19.25%                   38.50%
        M-1                            13.00%                   26.00%
        M-2                             7.95%                   15.90%
        M-3                             6.45%                   12.90%
        M-4                             5.20%                   10.40%
        M-5                             4.00%                    8.00%
        B-1                             3.15%                    6.30%
        B-2                             2.15%                    4.30%
--------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 23.00% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

--------------------------------------------------------------------------------------------------------------------------
Distribution Dates                                                Cumulative Realized Loss Percentage
--------------------------------------------------------------------------------------------------------------------------
                                                3.25% for the first month, plus an additional 1/12th of 1.000% for each
November 2007 - October 2008                    month thereafter (e.g., approximately 3.333% in December 2007)
--------------------------------------------------------------------------------------------------------------------------
                                                4.25% for the first month, plus an additional 1/12th of 0.750% for each
November 2008 - October 2009                    month thereafter (e.g., approximately 4.313% in December 2008)
--------------------------------------------------------------------------------------------------------------------------
                                                5.00% for the first month, plus an additional 1/12th of 0.250% for each
November 2009 - October 2010                    month thereafter (e.g., approximately 5.021% in December 2009)
--------------------------------------------------------------------------------------------------------------------------
November 2010 and thereafter                    5.25%
--------------------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all Offered Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day count basis). In the case of the A-1 Certificates, less the Servicing Fee, Trustee Fee and class A-1 certificate premium (calculated on an actual/360 day count basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee, Trustee Fee and class A-1 certificate premium (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I or WAC Cap). In the event any Class A-1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II or WAC
Cap). In the event any Class A-2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from Interest Remittance Amounts related to the Group I Mortgage Loans sequentially,
                        (1) to the Class A-1 certificate insurer, any accrued and unpaid premium payable to the Class A-1 certificate insurer for that Distribution Date; (2) to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for the Class A-1 certificates; and (3) to the Class A-1 certificate insurer, reimbursements for any prior unreimbursed draws under the Class A-1 certificate insurance policy for either interest or principal payments on the Class A-1 certificates, as well as all other amounts owed to the Class A-1 certificate insurer;


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (B) From the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates;

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a)   Concurrently,

      (i) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until their Certificate principal balance has been reduced to zero,

      (ii) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their Certificate principal balance has been reduced to zero,

(b) to the Class A-1 certificate insurer, reimbursements for unreimbursed draws under the Class A-1 certificate insurance policy for principal payments to the Class A-1 certificates; and

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)   Concurrently,

      (i) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, until the Certificate Principal Balance of each such Class has been reduced to zero,

      (ii) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, until the Certificate Principal Balance of each such Class has been reduced to zero,


(b) to the Class A-1 certificate insurer, reimbursements for unreimbursed draws under the Class A-1 certificate insurance policy for principal payments to the Class A-1 certificates;


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(c) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(d) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(e) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(f) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(g) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(h) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(i) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class A-1 certificate insurer, reimbursements for any remaining prior unreimbursed draws under the Class A-1 certificate insurance policy for either interest or principal payments to the Class A-1 certificates, as well as other amounts owed to the Class A-1 certificate insurer;

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (v) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (viii) to the Class B-2 Certificates, their unpaid interest shortfall amount,


      (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, pro rata based on their respective Class A certificate principal balances,

      (x) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (xi) sequentially to the Class A-1 Certificates, from any available Interest Rate Cap payments, up to their respective remaining Basis Risk Carry Forward Amount, then pro rata to the Class M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates based on certificate principal balances, from any available Interest Rate Cap payments, up to their respective remaining Basis Risk Carry Forward Amounts.

Once realized losses are allocated sequentially to the Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. From and after the Distribution Date on which the aggregate certificate principal


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

balances of the Class M-1, M-2, M-3, M-4, M5, B-1 and B-2 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the CutOff Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)


Product         No Penalty      0-12 Months      13-24 Months      25-36 Months     37-48 Months     49-60 Months             Total
-------         ----------      -----------      ------------      ------------     ------------     ------------             -----
2 Year ARM     $60,413,768      $11,978,647      $296,407,554                $0               $0               $0      $368,799,968
3 Year ARM      $6,393,036       $1,213,650        $1,902,750       $35,061,559               $0               $0       $44,570,995
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          $66,806,804      $13,192,297      $298,310,304       $35,061,559               $0               $0      $413,370,963
====================================================================================================================================


Product         No Penalty      0-12 Months      13-24 Months      25-36 Months     37-48 Months     49-60 Months
-------         ----------      -----------      ------------      ------------     ------------     ------------
2 Year ARM           14.61%            2.90%            71.70%             0.00%            0.00%            0.00%
3 Year ARM            1.55%            0.29%             0.46%             8.48%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------
TOTAL                16.16%            3.19%            72.17%             8.48%            0.00%            0.00%
====================================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

            The assumptions for the breakeven CDR table below are as follows:
      o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
      o 1-month and 6-month Forward LIBOR curves (as of close on September 30, 2004) are used
      o     35% loss severity
      o     There is a 6 month lag in recoveries
      o Priced to call with collateral losses calculated through the life of the applicable bond
      o Certificates are priced at par except for B-1 Certificates, priced at 98.766%, and B-2 Certificates, priced at 75.516%.
      o All payments are assumed to be made on the 25th of the month regardless of business days.


                                         -------------------------------------------------------------------------------------------
                                         First Dollar Loss                    Libor Flat                       0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1         CDR                                       30.55                          30.90                             32.99
                  Yield (%)                                4.1549                         3.5078                            0.0118
                  WAL                                        3.58                           3.57                              3.37
                  Modified Duration                          3.33                           3.34                              3.24
                  Principal Window                  May08 - May08                  May08 - May08                     Mar08 - Mar08
                  Principal Writedown            5,532.89 (0.02%)             640,663.94 (2.49%)             3,589,498.21 (13.97%)
                  Total Collat Loss        66,952,555.87 (16.28%)         67,521,597.43 (16.42%)            69,791,094.30 (16.97%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2         CDR                                       19.27                          19.81                             21.23
                  Yield (%)                                4.8698                         3.7077                            0.0087
                  WAL                                        4.41                           4.31                              4.11
                  Modified Duration                          3.97                           3.93                              3.91
                  Principal Window                  Mar09 - Mar09                  Feb09 - Feb09                     Jan09 - Jan09
                  Principal Writedown            8,719.35 (0.04%)           1,115,877.55 (5.37%)             4,159,982.61 (20.03%)
                  Total Collat Loss        50,208,278.98 (12.21%)         51,013,776.13 (12.40%)            53,546,389.96 (13.02%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3         CDR                                       16.55                          16.71                             17.17
                  Yield (%)                                5.0846                         3.8118                            0.0214
                  WAL                                        4.66                           4.65                              4.49
                  Modified Duration                          4.16                           4.17                              4.15
                  Principal Window                  Jun09 - Jun09                  Jun09 - Jun09                     May09 - May09
                  Principal Writedown            1,480.34 (0.02%)             401,678.98 (6.51%)             1,414,164.00 (22.93%)
                  Total Collat Loss        45,197,649.85 (10.99%)         45,552,512.56 (11.08%)            46,304,005.96 (11.26%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4         CDR                                       14.48                          14.65                             14.99
                  Yield (%)                                5.5532                         3.8945                            0.0403
                  WAL                                        4.83                           4.81                              4.70
                  Modified Duration                          4.23                           4.25                              4.29
                  Principal Window                  Aug09 - Aug09                  Aug09 - Aug09                     Aug09 - Aug09
                  Principal Writedown           22,438.86 (0.44%)             471,514.70 (9.17%)             1,365,201.40 (26.56%)
                  Total Collat Loss         40,945,706.28 (9.96%)         41,344,115.89 (10.05%)            42,135,829.40 (10.25%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5         CDR                                       12.57                          12.75                             13.09
                  Yield (%)                                5.7313                         3.9179                            0.0430
                  WAL                                        5.08                           5.05                              4.82
                  Modified Duration                          4.40                           4.42                              4.40
                  Principal Window                  Nov09 - Nov09                  Nov09 - Nov09                     Oct09 - Oct09
                  Principal Writedown           16,123.73 (0.33%)            511,842.81 (10.37%)             1,372,994.92 (27.82%)
                  Total Collat Loss         36,950,005.39 (8.98%)          37,396,043.20 (9.09%)             38,037,738.23 (9.25%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         -------------------------------------------------------------------------------------------
                                         First Dollar Loss                    Libor Flat                       0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class B-1         CDR                                       11.29                          11.52                             11.73
                  Yield (%)                                7.0919                         3.9391                            0.0407
                  WAL                                        5.24                           5.09                              4.90
                  Modified Duration                          4.38                           4.34                              4.38
                  Principal Window                  Jan10 - Jan10                  Dec09 - Dec09                     Dec09 - Dec09
                  Principal Writedown           18,361.07 (0.53%)            621,983.49 (17.80%)             1,220,660.96 (34.93%)
                  Total Collat Loss         34,062,753.68 (8.28%)          34,483,641.75 (8.39%)             35,019,790.42 (8.52%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-2         CDR                                        9.94                          10.48                             10.63
                  Yield (%)                               13.3452                         3.8587                            0.1571
                  WAL                                        5.41                           4.72                              4.44
                  Modified Duration                          4.22                           4.24                              4.28
                  Principal Window                  Mar10 - Mar10                  Feb10 - Feb10                     Feb10 - Feb10
                  Principal Writedown            5,642.68 (0.14%)          1,777,888.61 (43.23%)             2,234,623.55 (54.33%)
                  Total Collat Loss         30,813,811.70 (7.49%)          32,105,620.29 (7.81%)             32,501,866.60 (7.90%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.



                    Group I          Group II        Sub Class                           Group I         Group II         Sub Class
Distribution       AAA Avail.       AAA Avail.         Avail.            Distribution    AAA Avail.      AAA Avail.        Avail.
   Date           Funds Cap (%)    Funds Cap (%)    Funds Cap(%)             Date      Funds Cap (%)   Funds Cap (%)    Funds Cap(%)
   ----           -------------    -------------    ------------             ----      -------------   -------------    ------------
25-Nov-04            11.20             6.68             6.60              25-Oct-08       16.08            15.94             12.89
25-Dec-04            10.02             6.24             6.16              25-Nov-08       15.56            15.43             12.47
25-Jan-05            10.04             6.04             5.96              25-Dec-08       16.08            15.94             12.89
25-Feb-05            10.06             6.05             5.96              25-Jan-09       15.57            15.44             12.48
25-Mar-05            10.06             6.70             6.60              25-Feb-09       15.71            15.59             12.61
25-Apr-05            10.09             6.06             5.96              25-Mar-09       17.41            17.30             13.98
25-May-05            10.11             6.27             6.16              25-Apr-09       15.72            15.62             12.63
25-Jun-05            10.13             6.07             5.96              25-May-09       16.24            16.14             13.05
25-Jul-05            10.14             6.28             6.16              25-Jun-09       15.72            15.62             12.63
25-Aug-05            10.17             6.09             5.96              25-Jul-09       16.25            16.15             13.06
25-Sep-05            10.19             6.09             5.96              25-Aug-09       15.82            15.73             12.72
25-Oct-05            10.20             6.31             6.16              25-Sep-09       15.82            15.75             12.73
25-Nov-05            10.24             6.11             5.96              25-Oct-09       16.35            16.28             13.16
25-Dec-05            10.24             6.32             6.16              25-Nov-09       15.82            15.75             12.73
25-Jan-06            10.28             6.13             5.96              25-Dec-09       16.35            16.28             13.16
25-Feb-06            10.30             6.14             5.96              25-Jan-10       15.82            15.75             12.73
25-Mar-06            10.28             6.81             6.60              25-Feb-10       15.82            15.75             12.73
25-Apr-06            10.35             6.16             5.96              25-Mar-10       17.53            17.45             14.10
25-May-06            10.36             6.38             6.16              25-Apr-10       15.82            15.76             12.73
25-Jun-06            10.41             6.18             5.96              25-May-10       16.35            16.28             13.16
25-Jul-06            10.41             6.41             6.16              25-Jun-10       15.82            15.76             12.73
25-Aug-06            10.32             7.56             7.26              25-Jul-10       16.35            16.28             13.16
25-Sep-06            10.34             7.57             7.26              25-Aug-10       15.83            15.76             12.73
25-Oct-06            10.33             7.85             7.50              25-Sep-10       15.83            15.76             12.73
25-Nov-06            10.38             7.61             7.26              25-Oct-10       16.36            16.28             13.16
25-Dec-06            10.37             7.89             7.50              25-Nov-10       15.83            15.76             12.73
25-Jan-07            10.43             7.66             7.25              25-Dec-10       16.36            16.29             13.16
25-Feb-07            10.24             9.05             8.55              25-Jan-11       15.83            15.76             12.73
25-Mar-07            10.23             10.06            9.46              25-Feb-11       15.83            15.76             12.73
25-Apr-07            10.27             9.11             8.55              25-Mar-11       17.53            17.45             14.10
25-May-07            10.23             9.46             8.83              25-Apr-11       14.97            14.90             12.73
25-Jun-07            10.30             9.19             8.55              25-May-11       14.06            13.99             13.16
25-Jul-07            10.25             9.55             8.84              25-Jun-11       13.63            13.56             12.73
25-Aug-07            11.02             10.84            9.98              25-Jul-11       14.12            14.04             13.16
25-Sep-07            11.08             10.93            10.00             25-Aug-11       13.69            13.62             12.73
25-Oct-07            11.52             11.36            10.33             25-Sep-11       13.71            13.64             12.73
25-Nov-07            50.73             50.58            10.00             25-Oct-11       14.20            14.13             13.16
25-Dec-07            14.12             13.96            10.33             25-Nov-11       13.77            13.70             12.73
25-Jan-08            13.57             13.42            10.01             25-Dec-11       14.26            14.19             13.16
25-Feb-08            15.02             14.84            11.44             25-Jan-12       13.83            13.76             12.73
25-Mar-08            15.96             15.79            12.24             25-Feb-12       13.86            13.80             12.73
25-Apr-08            14.83             14.68            11.45             25-Mar-12       14.86            14.78             13.61
25-May-08            15.23             15.08            11.83             25-Apr-12       13.93            13.86             12.73
25-Jun-08            14.65             14.50            11.45             25-May-12       14.43            14.36             13.16
25-Jul-08            15.05             14.91            11.84             25-Jun-12       14.00            13.93             12.73
25-Aug-08            15.55             15.39            12.46             25-Jul-12       14.51            14.44             13.16
25-Sep-08            15.56             15.43            12.47             25-Aug-12       14.08            14.01             12.73



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I             Group II         Sub Class
Distribution     AAA Avail. Funds       AAA Avail.          Avail.
   Date              Cap (%)           Funds Cap (%)     Funds Cap(%)
   ----              -------           -------------     ------------
25-Sep-12            14.11                14.05             12.73
25-Oct-12            14.63                14.56             13.16
25-Nov-12            14.20                14.13             12.73
25-Dec-12            14.71                14.64             13.16
25-Jan-13            14.28                14.21             12.73
25-Feb-13            14.33                14.26             12.73
25-Mar-13            15.92                15.84             14.10
25-Apr-13            14.42                14.35             12.73
25-May-13            14.95                14.88             13.16
25-Jun-13            14.52                14.45             12.73
25-Jul-13            15.06                14.99             13.16
25-Aug-13            14.62                14.55             12.73
25-Sep-13            14.68                14.61             12.73
25-Oct-13            15.23                15.15             13.16
25-Nov-13            14.79                14.72             12.74
25-Dec-13            15.35                15.28             13.16
25-Jan-14            14.91                14.84             12.74
25-Feb-14            14.97                14.91             12.74
25-Mar-14            16.66                16.58             14.10
25-Apr-14            15.11                15.04             12.74
25-May-14            15.68                15.61             13.16
25-Jun-14            15.24                15.18             12.74
25-Jul-14            15.83                15.76             13.16
25-Aug-14            15.39                15.32             12.74
25-Sep-14            15.47                15.40             12.74
25-Oct-14            16.07                16.00             13.16



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available only to pay Basis Risk Carry Forward Amounts on the Class A-1, Class M and Class B Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of $215,814,000, a term of 33 months, and a ceiling of 10%.

The Interest Rate Corridor Notional and Strike Rate Schedule
------------------------------------------------------------


  Distribution Period
       (months)          Notional Balance               Strike Rate (%)
  ---------------------------------------------------------------------
           1               $215,814,000                      5.548
           2               $209,483,107                      6.294
           3               $203,302,041                      6.094
           4               $197,267,396                      6.099
           5               $191,375,701                      6.766
           6               $185,623,571                      6.110
           7               $180,007,701                      6.322
           8               $174,524,861                      6.122
           9               $169,171,901                      6.335
          10               $163,945,744                      6.135
          11               $158,843,387                      6.142
          12               $153,861,897                      6.356
          13               $148,998,410                      6.156
          14               $144,250,132                      6.372
          15               $139,614,333                      6.172
          16               $135,088,348                      6.180
          17               $130,669,577                      6.859
          18               $126,355,480                      6.198
          19               $122,143,577                      6.417
          20               $118,031,447                      6.217
          21               $114,016,727                      6.437
          22               $110,097,110                      7.615
          23               $106,160,557                      7.629
          24               $102,319,121                      7.901
          25                $98,570,517                      7.660
          26                $94,912,515                      7.934
          27                $91,342,938                      7.693
          28                $87,859,661                      9.104
          29                         $0                      0.000
          30                $81,191,145                      9.150
          31                $77,976,634                      9.483
          32                $74,839,413                      9.201
          33                $71,777,633                      9.546
          34                         $0                      0.000


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $413,370,963
Number of Mortgage Loans:                                                 1,659
Average Scheduled Principal Balance:                                   $249,169
Interest Only Loans:                                                     100.00%
Weighted Average Gross Coupon:                                            6.666%
Weighted Average Net Coupon: (2)                                          6.159%
Weighted Average Original FICO Score:                                       671
Weighted Average Original LTV Ratio:                                      82.11%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         5.45%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.67%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                                              Distribution by Current Principal Balance

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Current Principal          Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Balance                 Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
-------                 -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
$50,001 - $75,000           8      $558,677      0.14%     7.033%       669   $69,835     71.49%     87.73%     62.59%     87.72%
$75,001 - $100,000         73     6,614,440      1.60      6.823        651    90,609     80.67      97.74      65.04     100.00
$100,001 - $125,000       142    15,896,011      3.85      6.768        663   111,944     80.74      98.23      51.31     100.00
$125,001 - $150,000       143    19,577,080      4.74      6.892        665   136,903     81.39      96.28      42.56     100.00
$150,001 - $200,000       288    50,596,707     12.24      6.775        667   175,683     81.33      95.21      37.49      98.88
$200,001 - $250,000       266    59,840,762     14.48      6.743        668   224,965     81.61      95.96      29.19      99.24
$250,001 - $300,000       236    64,889,493     15.70      6.642        670   274,955     81.49      94.88      28.76      99.14
$300,001 - $350,000       198    64,359,451     15.57      6.607        670   325,048     82.50      94.05      24.36      98.95
$350,001 - $400,000       156    58,692,171     14.20      6.623        674   376,232     82.96      95.37      22.32     100.00
$400,001 - $450,000        71    29,969,945      7.25      6.567        673   422,112     84.00      90.83      31.08     100.00
$450,001 - $500,000        36    17,176,101      4.16      6.544        677   477,114     84.37      92.67      41.80     100.00
$500,001 - $550,000        13     6,872,010      1.66      6.561        674   528,616     83.74      91.34      38.18      92.42
$550,001 - $600,000        12     7,066,070      1.71      6.177        682   588,839     80.47      90.34      50.35     100.00
$600,001 - $650,000        10     6,230,695      1.51      7.037        680   623,070     85.52      87.73      30.20      79.70
$650,001 - $700,000         3     2,037,600      0.49      6.266        689   679,200     72.64      75.94       0.00     100.00
$700,001 - $750,000         4     2,993,750      0.72      5.990        722   748,438     77.96      81.92      24.84      74.95
------------------------------------------------------------------------------------------------------------------------------------

Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate


                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Current                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Rate                    Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
-------                 -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
5.00% & Below              19    $6,259,793      1.51%     4.850%       718  $329,463     77.37%     92.04%     90.60%    100.00%
5.01 - 5.50%               52    14,178,808      3.43      5.299        677   272,669     78.87      94.87      75.11     100.00
5.51 - 6.00%               99    25,963,346      6.28      5.852        687   262,256     80.46      95.81      37.95     100.00
6.01 - 6.50%              531   140,068,708     33.88      6.326        673   263,783     81.41      94.36      30.89      99.25
6.51 - 7.00%              556   135,835,729     32.86      6.795        668   244,309     81.84      94.19      31.78      99.37
7.01 - 7.50%              223    50,966,336     12.33      7.260        663   228,549     83.94      94.66      24.45      96.95
7.51 - 8.00%              129    29,198,255      7.06      7.763        665   226,343     84.95      94.94      14.10      96.92
8.01% & Above              50    10,899,988      2.64      8.457        648   218,000     89.14      93.51      10.35      95.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                        Distribution by FICO

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
FICO                    Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
-------                 -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
780 & Above                11    $2,427,220      0.59%     6.513%       792  $220,656     79.85%     94.21%     21.44%     85.81%
760 - 779                  37     9,331,733      2.26      6.377        767   252,209     81.52      97.80      24.25      99.26
740 - 759                  51    15,064,251      3.64      6.390        748   295,377     81.65      95.82      20.71     100.00
720 - 739                 103    26,311,188      6.37      6.538        729   255,448     80.74      94.62      19.39     100.00
700 - 719                 151    40,113,911      9.70      6.506        710   265,655     82.96      95.81      16.64      93.95
680 - 699                 211    55,052,229     13.32      6.609        689   260,911     83.22      95.91      19.47      98.40
660 - 679                 358    91,561,423     22.15      6.658        669   255,758     82.03      95.20      21.25      99.79
640 - 659                 357    88,171,568     21.33      6.706        650   246,979     82.03      94.25      29.11      99.41
620 - 639                 201    46,704,659     11.30      6.823        631   232,361     82.37      91.33      56.16      99.49
600 - 619                 104    21,722,907      5.26      6.966        610   208,874     81.49      90.45      71.22     100.00
580 - 599                  75    16,909,874      4.09      6.861        590   225,465     80.61      93.47      89.22      98.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                    Distribution by Original LTV


                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Original                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
LTV                     Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
40.00% & Below              2      $340,000      0.08%     5.819%       647  $170,000     36.76%     36.76%     41.18%    100.00%
40.01 - 50.00%              4       733,800      0.18      5.638        688   183,450     46.68      46.68      82.38     100.00
50.01 - 60.00%             11     3,500,059      0.85      6.357        668   318,187     57.24      61.43      29.77     100.00
60.01 - 70.00%             38    10,989,902      2.66      6.509        646   289,208     66.61      67.59      23.72      96.65
70.01 - 80.00%          1,203   280,558,460     67.87      6.577        673   233,216     79.73      97.51      31.91      99.67
80.01 - 85.00%             79    24,908,950      6.03      6.633        670   315,303     84.54      87.65      21.93      94.92
85.01 - 90.00%            177    52,933,925     12.81      6.825        667   299,062     89.74      89.82      29.43      95.67
90.01 - 95.00%            145    39,405,867      9.53      7.197        668   271,765     94.83      94.83      38.99     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                    Distribution by Document Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Document Type           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
FULL DOC                  576  $130,312,240     31.52%     6.437%       651  $226,237     82.26%     94.72%    100.00%     99.59%
LIMITED DOC                39    10,700,339      2.59      6.567        664   274,368     81.39      93.82       0.00     100.00
STATED DOC - VOA        1,044   272,358,384     65.89      6.779        680   260,880     82.06      94.32       0.00      98.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Loan Purpose            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
CASHOUT REFI              396  $108,022,712     26.13%     6.707%       657  $272,785     82.60%     85.17%     38.90%     98.08%
PURCHASE                1,184   289,349,745     70.00      6.659        676   244,383     82.00      97.91      28.44      99.03
RATE/TERM REFI             79    15,998,506      3.87      6.511        668   202,513     80.82      94.17      37.45     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Occupancy                  Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Status                  Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
NON OWNER                   2      $537,933      0.13%     7.520%       723  $268,967     90.00%     90.00%    100.00%      0.00%
OWNER OCCUPIED          1,645   408,509,017     98.82      6.660        670   248,334     82.08      94.54      31.77     100.00
SECOND HOME                12     4,324,013      1.05      7.076        692   360,334     84.11      84.58       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                    Distribution by Property Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Property Type           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
2-4 FAMILY                 82   $26,939,876      6.52%     6.722%       682  $328,535     82.63%     92.38%     25.52%     96.50%
CONDO                     189    40,716,498      9.85      6.760        671   215,431     82.68      95.84      33.21      98.56
MANUFACTURED HOUSING        1       105,600      0.03      6.625        705   105,600     80.00     100.00     100.00     100.00
PUD ATTACHED               53    11,026,928      2.67      6.761        666   208,055     82.48      96.93      40.48     100.00
PUD DETACHED              199    47,146,294     11.41      6.757        666   236,916     82.66      95.19      31.67      97.52
SINGLE FAMILY           1,135   287,435,767     69.53      6.628        670   253,247     81.88      94.20      31.46      99.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                        Distribution by State

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
State                   Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
CA - Southern             447  $130,089,532     31.47%     6.569%       673  $291,028     81.32%     93.30%     26.52%     99.36%
CA - Northern             369   111,088,311     26.87      6.498        676   301,052     82.12      94.93      27.08      98.72
WA                         82    15,120,930      3.66      6.528        663   184,402     81.34      97.68      44.81      95.77
NY                         43    14,412,293      3.49      6.799        666   335,170     84.94      93.39      45.40     100.00
CO                         75    13,827,646      3.35      6.784        668   184,369     81.74      94.85      42.13      97.83
NV                         62    13,331,110      3.22      6.846        672   215,018     81.79      93.43      28.02      96.95
MA                         47    13,014,454      3.15      6.924        674   276,903     83.01      95.71      24.17     100.00
FL                         70    12,438,886      3.01      6.964        664   177,698     84.73      95.00      31.01      98.44
AZ                         70    10,932,322      2.64      6.878        661   156,176     81.56      96.50      33.45     100.00
NJ                         32     9,072,619      2.19      6.825        669   283,519     82.22      88.66      39.82     100.00
Other                     362    70,042,860     16.94      6.901        662   193,489     82.70      95.46      40.79      98.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Zip Code                Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
95401                       9    $2,798,800      0.68%     6.431%       678  $310,978     82.04%     96.86%     30.53%    100.00%
89148                       7     2,170,196      0.52      6.970        685   310,028     80.85      87.80       0.00      81.27
95127                       6     2,127,500      0.51      6.546        676   354,583     80.14      90.86      27.07     100.00
95076                       5     1,899,526      0.46      6.742        650   379,905     83.89      87.43       0.00     100.00
94806                       7     1,859,389      0.45      6.962        701   265,627     83.88      97.94      18.14     100.00
94534                       5     1,849,768      0.45      6.256        685   369,954     80.00     100.00      43.52     100.00
94928                       6     1,778,049      0.43      6.596        651   296,342     82.69      90.22      14.45     100.00
91342                       7     1,749,400      0.42      6.537        686   249,914     78.39      93.18       8.00     100.00
94509                       6     1,717,750      0.42      6.790        672   286,292     86.73      95.12      37.62     100.00
94531                       5     1,712,000      0.41      6.415        669   342,400     80.00      96.31      21.03     100.00
Other                   1,596   393,708,585     95.24      6.668        670   246,685     82.12      94.48      32.09      98.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity


                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Remaining Months           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
To Maturity             Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
301 - 360               1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                  Distribution by Amortization Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Amortization               Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Type                    Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
2 YEAR ARM              1,485  $368,799,968     89.22%     6.679%       670  $248,350     82.17%     95.11%     30.33%     98.94%
3 YEAR ARM                174    44,570,995     10.78      6.554        673   256,155     81.63      88.81      41.42      97.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                   Distribution by Prepayment Term

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Prepayment                 Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Term (months)           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
0                         248   $66,806,804     16.16%     7.079%       671  $269,382     82.20%     92.99%     31.79%     97.87%
12                         47    13,192,297      3.19      7.227        671   280,687     82.54      95.78      22.53      98.57
24                      1,218   298,310,304     72.17      6.572        670   244,918     82.19      95.29      30.62      99.23
36                        146    35,061,559      8.48      6.464        674   240,148     81.04      89.36      42.10      97.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================

                                                    Distribution by Periodic Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Periodic Cap            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.50%                   1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Months to Rate Reset

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Months To                  Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Rate Reset              Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
11 - 20                    21    $5,514,426      1.33%     5.602%       699  $262,592     82.03%     98.45%     39.18%    100.00%
21 - 30                 1,464   363,285,543     87.88      6.695        670   248,146     82.17      95.06      30.19      98.92
31 - 40                   174    44,570,995     10.78      6.554        673   256,155     81.63      88.81      41.42      97.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                Distribution by Maximum Lifetime Rate

                                                       Pct. Of Weighted Weighted
                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Maximum                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Rate           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
11.50 - 11.99%             13    $4,631,219      1.12%     4.797%       713  $356,248     76.88%     90.33%     90.54%    100.00%
12.00 - 12.49%             50    13,747,959      3.33      5.234        683   274,959     78.30      94.76      83.30     100.00
12.50 - 12.99%             74    19,131,025      4.63      5.745        690   258,527     80.60      95.53      37.10     100.00
13.00 - 13.49%            440   117,268,156     28.37      6.254        674   266,519     81.26      94.25      33.06      99.10
13.50 - 13.99%            628   154,816,359     37.45      6.718        669   246,523     81.81      94.56      31.02      99.45
14.00 - 14.49%            249    58,095,554     14.05      7.180        663   233,315     83.56      93.97      24.70      97.32
14.50 - 14.99%            148    33,195,580      8.03      7.708        668   224,294     84.58      95.45      14.04      97.87
15.00 - 15.49%             39     8,615,954      2.08      8.211        649   220,922     87.79      93.78      15.07      92.00
15.50 - 15.99%             12     2,800,005      0.68      8.664        643   233,334     90.88      92.44      16.55     100.00
16.00% & Above              6     1,069,155      0.26      9.215        628   178,192     93.25      93.25       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                Distribution by Minimum Lifetime Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Minimum                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Rate           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.99% & Below               2      $619,000      0.15%     6.768%       662  $309,500     82.06%     93.82%      0.00%    100.00%
2.50 - 2.99%                1       279,998      0.07      6.750        726   279,998     80.00     100.00       0.00     100.00
3.50 - 3.99%                1       178,400      0.04      6.350        728   178,400     80.00     100.00       0.00     100.00
4.00 - 4.49%                2       791,438      0.19      5.795        689   395,719     84.49      95.51      44.92     100.00
4.50 - 4.99%                2       935,750      0.23      5.273        705   467,875     83.97      83.97      79.48     100.00
5.00 - 5.49%              692   157,569,724     38.12      6.542        658   227,702     82.23      95.25      69.93      98.69
5.50 - 5.99%              941   248,658,222     60.15      6.747        678   264,249     82.08      94.13       7.59      98.88
6.00% & Above              18     4,338,432      1.05      6.929        661   241,024     78.53      83.52       3.23     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                       Distribution by Margin

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Margin                  Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.99% & Below               2      $619,000      0.15%     6.768%       662  $309,500     82.06%     93.82%      0.00%    100.00%
2.50 - 2.99%                1       279,998      0.07      6.750        726   279,998     80.00     100.00       0.00     100.00
3.50 - 3.99%                1       178,400      0.04      6.350        728   178,400     80.00     100.00       0.00     100.00
4.00 - 4.49%                2       791,438      0.19      5.795        689   395,719     84.49      95.51      44.92     100.00
4.50 - 4.99%                2       935,750      0.23      5.273        705   467,875     83.97      83.97      79.48     100.00
5.00 - 5.49%              692   157,569,724     38.12      6.542        658   227,702     82.23      95.25      69.93      98.69
5.50 - 5.99%              941   248,658,222     60.15      6.747        678   264,249     82.08      94.13       7.59      98.88
6.00% & Above              18     4,338,432      1.05      6.929        661   241,024     78.53      83.52       3.23     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by First Adjustment Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
First                      Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Adjustment Cap          Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.50%                   1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                Distribution by Periodic Lifetime Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Periodic                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Cap            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
<= 7.00%                1,649  $411,129,611     99.46%     6.664%       671  $249,321     82.11%     94.41%     31.41%     98.82%
7.01 - 7.50%               10     2,241,352      0.54      6.903        662   224,135     80.88      99.12      52.53     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Interest                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Only Loans              Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
Y                       1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,659  $413,370,963    100.00%     6.666%       671  $249,169     82.11%     94.43%     31.52%     98.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

Scheduled Principal Balance:                                       $268,644,582
Number of Mortgage Loans:                                                 1,302
Average Scheduled Principal Balance:                                   $206,332
Interest Only Loans:                                                     100.00%
Weighted Average Gross Coupon:                                            6.721%
Weighted Average Net Coupon: (2)                                          6.215%
Weighted Average Original FICO Score:                                       668
Weighted Average Original LTV Ratio:                                      81.74%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         5.45%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.72%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                                              Distribution by Current Principal Balance

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Current                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Principal Balance       Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
-----------------       -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
$50,001 - $75,000           7      $491,177      0.18%     7.086%       669   $70,168     75.13%     93.60%     57.45%     86.03%
$75,001 - $100,000         69     6,250,090      2.33      6.811        651    90,581     80.52      98.00      63.00     100.00
$100,001 - $125,000       139    15,586,684      5.80      6.774        663   112,134     80.76      98.20      50.34     100.00
$125,001 - $150,000       141    19,320,580      7.19      6.893        666   137,025     81.64      96.59      42.46     100.00
$150,001 - $200,000       288    50,596,707     18.83      6.775        667   175,683     81.33      95.21      37.49      98.88
$200,001 - $250,000       265    59,624,762     22.19      6.745        668   224,999     81.58      95.98      29.30      99.23
$250,001 - $300,000       235    64,601,493     24.05      6.640        670   274,900     81.46      94.91      28.89      99.14
$300,001 - $350,000       136    43,197,724     16.08      6.660        670   317,630     83.13      94.42      22.02      99.23
$350,001 - $400,000        14     5,273,835      1.96      6.556        669   376,702     82.44      95.56      35.43     100.00
$400,001 - $450,000         5     2,115,687      0.79      6.459        699   423,137     87.36      91.48       0.00     100.00
$450,001 - $500,000         2       972,499      0.36      7.217        693   486,250     84.86      84.86       0.00     100.00
$600,001 - $650,000         1       613,345      0.23      6.450        723   613,345     76.67      76.67       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Current Rate            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
5.00% & Below              12    $2,804,419      1.04%     4.788%       709  $233,702     76.42%     92.24%     79.03%    100.00%
5.01 - 5.50%               35     7,381,582      2.75      5.282        681   210,902     78.54      94.49      79.27     100.00
5.51 - 6.00%               73    15,605,106      5.81      5.839        687   213,769     80.50      97.82      37.37     100.00
6.01 - 6.50%              395    84,732,077     31.54      6.325        672   214,512     80.83      95.20      33.42      99.65
6.51 - 7.00%              449    92,732,657     34.52      6.806        665   206,532     81.55      95.49      34.21      99.76
7.01 - 7.50%              187    36,263,062     13.50      7.269        661   193,920     83.08      95.25      25.28      98.38
7.51 - 8.00%              110    21,391,241      7.96      7.775        665   194,466     84.33      95.62      13.74      98.23
8.01% & Above              41     7,734,438      2.88      8.429        647   188,645     88.00      94.17       9.09      93.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                        Distribution by FICO

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
FICO                    Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
780 & Above                 9    $1,741,787      0.65%     6.467%       792  $193,532     79.99%    100.00%     10.10%    100.00%
760 - 779                  26     4,992,314      1.86      6.379        768   192,012     81.28      97.29      26.95      98.63
740 - 759                  37     8,270,644      3.08      6.452        748   223,531     82.16      97.89      15.67     100.00
720 - 739                  88    19,853,274      7.39      6.638        729   225,605     80.91      96.04      16.14     100.00
700 - 719                 114    24,221,964      9.02      6.525        709   212,473     81.66      97.37      17.36      97.86
680 - 699                 159    33,615,074     12.51      6.667        689   211,416     82.68      96.82      14.83      99.24
660 - 679                 263    54,661,417     20.35      6.715        669   207,838     81.86      96.46      16.79      99.66
640 - 659                 279    56,831,921     21.16      6.776        650   203,699     81.68      95.32      30.52      99.09
620 - 639                 173    35,358,903     13.16      6.857        631   204,387     81.92      91.40      58.02      99.32
600 - 619                  91    16,560,337      6.16      6.951        609   181,982     81.56      91.98      77.99     100.00
580 - 599                  63    12,536,946      4.67      6.819        589   198,999     80.30      95.61      92.39      98.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                    Distribution by Original LTV

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Original LTV            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
40.00% & Below              2      $340,000      0.13%     5.819%       647  $170,000     36.76%     36.76%     41.18%    100.00%
40.01 - 50.00%              1       200,000      0.07      6.250        628   200,000     42.11      42.11     100.00     100.00
50.01 - 60.00%              7     1,492,060      0.56      6.503        662   213,151     55.88      55.88      41.69     100.00
60.01 - 70.00%             27     5,997,202      2.23      6.475        640   222,119     66.28      67.03      30.76      93.85
70.01 - 80.00%            998   199,969,814     74.44      6.641        671   200,371     79.75      97.95      31.76      99.91
80.01 - 85.00%             50    11,134,640      4.14      6.717        656   222,693     84.47      87.23      26.34     100.00
85.01 - 90.00%            109    24,811,938      9.24      6.916        663   227,632     89.76      89.78      31.18      94.25
90.01 - 95.00%            108    24,698,928      9.19      7.268        665   228,694     94.80      94.80      39.52     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                    Distribution by Document Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Document Type           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
FULL DOC                  467   $86,747,259     32.29%     6.514%       644  $185,754     81.84%     95.47%    100.00%     99.78%
LIMITED DOC                29     6,289,334      2.34      6.574        659   216,874     81.28      96.54       0.00     100.00
STATED DOC - VOA          806   175,607,988     65.37      6.829        680   217,876     81.71      95.35       0.00      98.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Loan Purpose            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
CASHOUT REFI              292   $64,786,962     24.12%     6.781%       652  $221,873     82.78%     85.69%     41.63%     98.95%
PURCHASE                  940   191,384,695     71.24      6.717        674   203,601     81.41      98.68      28.10      99.32
RATE/TERM REFI             70    12,472,925      4.64      6.472        664   178,185     81.30      95.77      48.04     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Occupancy Status        Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
NON OWNER                   1      $193,500      0.07%     8.000%       596  $193,500     90.00%     90.00%    100.00%      0.00%
OWNER OCCUPIED          1,293   266,663,033     99.26      6.716        668   206,236     81.72      95.49      32.46     100.00
SECOND HOME                 8     1,788,049      0.67      7.339        677   223,506     83.58      84.73       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                    Distribution by Property Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Property Type           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
2-4 FAMILY                 70   $20,484,616      7.63%     6.816%       679  $292,637     82.04%     93.52%     21.04%     99.06%
CONDO                     171    33,557,138     12.49      6.754        670   196,241     81.35      96.19      31.97      98.25
PUD ATTACHED               45     7,979,183      2.97      6.768        666   177,315     83.13      98.42      40.86     100.00
PUD DETACHED              164    32,070,777     11.94      6.768        664   195,554     82.40      96.30      35.15      97.99
SINGLE FAMILY             852   174,552,869     64.98      6.693        667   204,874     81.59      95.19      32.75      99.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                        Distribution by State

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
State                   Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
CA - Southern             314   $76,718,479     28.56%     6.608%       671  $244,326     80.36%     93.90%     25.08%     99.60%
CA - Northern             237    56,141,541     20.90      6.556        674   236,884     81.71      96.21      26.41      99.41
WA                         78    13,703,730      5.10      6.513        661   175,689     81.25      98.14      48.76     100.00
CO                         70    11,636,365      4.33      6.754        667   166,234     82.22      96.77      50.06      97.42
FL                         68    11,570,386      4.31      6.997        663   170,153     84.33      95.38      33.34      98.33
NV                         56    10,800,373      4.02      6.891        671   192,864     82.09      95.07      31.31      96.24
MA                         40    10,295,405      3.83      6.844        671   257,385     81.55      95.33      14.85     100.00
AZ                         65     9,239,522      3.44      6.868        665   142,146     81.80      97.51      32.62     100.00
NY                         30     8,610,384      3.21      6.845        665   287,013     84.91      95.25      31.91     100.00
MN                         36     6,057,588      2.25      6.852        669   168,266     82.87      96.82      44.09     100.00
Other                     308    53,870,810     20.05      6.924        661   174,905     82.51      95.36      42.64      99.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Zip Code                Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
91342                       7    $1,749,400      0.65%     6.537%       686  $249,914     78.39%     93.18%      8.00%    100.00%
94509                       6     1,717,750      0.64      6.790        672   286,292     86.73      95.12      37.62     100.00
94806                       6     1,522,139      0.57      6.644        715   253,690     81.41      98.59       0.00     100.00
90805                       5     1,416,635      0.53      6.638        674   283,327     85.00      97.15      59.01     100.00
92584                       5     1,380,963      0.51      6.220        674   276,193     80.00     100.00      21.03     100.00
95401                       5     1,325,200      0.49      6.457        683   265,040     84.30      93.36      35.20     100.00
94533                       5     1,315,000      0.49      7.003        680   263,000     84.80      93.26       0.00     100.00
95828                       6     1,284,467      0.48      6.576        664   214,078     80.00     100.00      34.72     100.00
91331                       5     1,281,484      0.48      6.413        697   256,297     80.00     100.00       0.00     100.00
94565                       5     1,280,830      0.48      6.524        729   256,166     80.00      98.56       0.00     100.00
Other                   1,247   254,370,713     94.69      6.729        667   203,986     81.72      95.34      32.99      99.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Remining Months            Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
To Maturity             Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
301 - 360               1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                  Distribution by Amortization Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Amortization Type       Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
-----------------       -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
2 YEAR ARM              1,171  $243,636,293     90.69%     6.731%       668  $208,058     81.71%     95.70%     31.31%     99.27%
3 YEAR ARM                131    25,008,289      9.31      6.625        669   190,903     82.01      92.64      41.89      99.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                               Distribution by Prepayment Term Months

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Prepayment                 Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Term Months             Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
0                         184   $40,405,569     15.04%     7.162%       668  $219,595     81.91%     94.61%     30.42%     98.63%
12                         33     7,245,720      2.70      7.239        671   219,567     81.95      95.21      23.37      97.41
24                        969   199,693,189     74.33      6.630        668   206,082     81.71      95.83      31.77      99.48
36                        116    21,300,103      7.93      6.568        670   183,622     81.65      93.17      43.71      99.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                    Distribution by Periodic Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Periodic Cap            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.50%                   1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Months to Rate Reset

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Months To                  Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Rate Reset              Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
11 - 20                    17    $3,697,461      1.38%     5.601%       705  $217,498     80.89%     98.25%     30.74%    100.00%
21 - 30                 1,154   239,938,832     89.31      6.749        668   207,919     81.72      95.66      31.31      99.25
31 - 40                   131    25,008,289      9.31      6.625        669   190,903     82.01      92.64      41.89      99.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                Distribution by Maximum Lifetime Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Maximum                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Rate           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
11.50 - 11.99%              8    $2,006,549      0.75%     4.704%       710  $250,819     75.99%     91.64%     78.16%    100.00%
12.00 - 12.49%             34     7,256,988      2.70      5.224        683   213,441     78.07      93.93      80.24     100.00
12.50 - 12.99%             57    12,374,295      4.61      5.759        691   217,093     80.75      97.13      38.70     100.00
13.00 - 13.49%            320    68,189,620     25.38      6.252        672   213,093     80.55      95.58      35.54      99.56
13.50 - 13.99%            498   103,348,137     38.47      6.725        666   207,526     81.34      95.21      33.94      99.79
14.00 - 14.49%            213    42,343,464     15.76      7.183        662   198,796     83.17      95.56      25.79      98.61
14.50 - 14.99%            125    24,215,466      9.01      7.719        668   193,724     84.10      95.92      12.38      99.23
15.00 - 15.49%             34     6,646,154      2.47      8.198        645   195,475     86.57      94.33      14.46      89.63
15.50 - 15.99%              7     1,194,755      0.44      8.589        660   170,679     90.14      93.78      31.39     100.00
16.00% & Above              6     1,069,155      0.40      9.215        628   178,192     93.25      93.25       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                Distribution by Minimum Lifetime Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Minimum                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Rate           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.99% & Below               1      $255,000      0.09%     7.150%       636  $255,000     85.00%     85.00%      0.00%    100.00%
2.50 - 2.99%                1       279,998      0.10      6.750        726   279,998     80.00     100.00       0.00     100.00
3.50 - 3.99%                1       178,400      0.07      6.350        728   178,400     80.00     100.00       0.00     100.00
4.00 - 4.49%                1       435,938      0.16      5.200        699   435,938     80.00     100.00       0.00     100.00
4.50 - 4.99%                1       192,000      0.07      7.300        598   192,000     80.00      80.00       0.00     100.00
5.00 - 5.49%              575   108,745,363     40.48      6.599        654   189,122     82.04      96.34      70.13      99.59
5.50 - 5.99%              707   155,399,188     57.85      6.806        678   219,801     81.63      95.06       6.66      99.01
6.00% & Above              15     3,158,695      1.18      6.931        657   210,580     77.08      81.53       4.43     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                       Distribution by Margin

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Margin                  Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.99% & Below               1      $255,000      0.09%     7.150%       636  $255,000     85.00%     85.00%      0.00%    100.00%
2.50 - 2.99%                1       279,998      0.10      6.750        726   279,998     80.00     100.00       0.00     100.00
3.50 - 3.99%                1       178,400      0.07      6.350        728   178,400     80.00     100.00       0.00     100.00
4.00 - 4.49%                1       435,938      0.16      5.200        699   435,938     80.00     100.00       0.00     100.00
4.50 - 4.99%                1       192,000      0.07      7.300        598   192,000     80.00      80.00       0.00     100.00
5.00 - 5.49%              575   108,745,363     40.48      6.599        654   189,122     82.04      96.34      70.13      99.59
5.50 - 5.99%              707   155,399,188     57.85      6.806        678   219,801     81.63      95.06       6.66      99.01
6.00% & Above              15     3,158,695      1.18      6.931        657   210,580     77.08      81.53       4.43     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by First Adjustment Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
First Adjustment           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Cap                     Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.50%                   1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                Distribution by Periodic Lifetime Cap

                                              Pct. Of               Weighted            Weighted    Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Periodic                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Cap            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
<= 7.00%                1,293  $266,743,230     99.29%     6.720%       668  $206,298     81.74%     95.39%     32.08%     99.26%
7.01 - 7.50%                9     1,901,352      0.71      6.914        662   211,261     81.04      98.96      61.93     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                              Pct. Of               Weighted  Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Interest                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Only Loans              Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
Y                       1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,302  $268,644,582    100.00%     6.721%       668  $206,332     81.74%     95.42%     32.29%     99.26%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                           $144,726,381
Number of Mortgage Loans:                                       357
Average Scheduled Principal Balance:                       $405,396
Interest Only Loans:                                         100.00%
Weighted Average Gross Coupon:                                6.562%
Weighted Average Net Coupon: (2)                              6.055%
Weighted Average Original FICO Score:                           675
Weighted Average Original LTV Ratio:                          82.79%
Weighted Average Stated Remaining Term (months):                358
Weighted Average Seasoning (months):                              2
Weighted Average Months to Roll: (3)                             24
Weighted Average Gross Margin: (3)                             5.46%
Weighted Average Initial Rate Cap: (3)                         1.50%
Weighted Average Periodic Rate Cap: (3)                        1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)             13.56%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                                              Distribution by Current Principal Balance

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Current Principal          Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Balance                 Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
-----------------       -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
$50,001 - $75,000           1       $67,500      0.05%     6.650%       673   $67,500     45.00%     45.00%    100.00%    100.00%
$75,001 - $100,000          4       364,350      0.25      7.040        658    91,088     83.12      93.36     100.00     100.00
$100,001 - $125,000         3       309,327      0.21      6.485        657   103,109     80.00     100.00     100.00     100.00
$125,001 - $150,000         2       256,500      0.18      6.819        626   128,250     62.95      72.87      49.59     100.00
$200,001 - $250,000         1       216,000      0.15      6.150        702   216,000     90.00      90.00       0.00     100.00
$250,001 - $300,000         1       288,000      0.20      7.150        638   288,000     87.01      87.01       0.00     100.00
$300,001 - $350,000        62    21,161,728     14.62      6.497        671   341,318     81.23      93.31      29.14      98.37
$350,001 - $400,000       142    53,418,336     36.91      6.630        675   376,185     83.01      95.35      21.02     100.00
$400,001 - $450,000        66    27,854,259     19.25      6.575        671   422,034     83.75      90.78      33.44     100.00
$450,001 - $500,000        34    16,203,601     11.20      6.504        676   476,577     84.34      93.14      44.30     100.00
$500,001 - $550,000        13     6,872,010      4.75      6.561        674   528,616     83.74      91.34      38.18      92.42
$550,001 - $600,000        12     7,066,070      4.88      6.177        682   588,839     80.47      90.34      50.35     100.00
$600,001 - $650,000         9     5,617,350      3.88      7.102        675   624,150     86.48      88.94      33.49      77.48
$650,001 - $700,000         3     2,037,600      1.41      6.266        689   679,200     72.64      75.94       0.00     100.00
$700,001 - $750,000         4     2,993,750      2.07      5.990        722   748,438     77.96      81.92      24.84      74.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Current Rate            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
5.00% & Below               7    $3,455,375      2.39%     4.900%       726  $493,625     78.14%     91.89%    100.00%    100.00%
5.01 - 5.50%               17     6,797,226      4.70      5.318        672   399,837     79.23      95.28      70.60     100.00
5.51 - 6.00%               26    10,358,240      7.16      5.871        687   398,394     80.39      92.77      38.83     100.00
6.01 - 6.50%              136    55,336,631     38.24      6.326        676   406,887     82.30      93.07      27.01      98.64
6.51 - 7.00%              107    43,103,072     29.78      6.773        674   402,832     82.45      91.38      26.55      98.52
7.01 - 7.50%               36    14,703,274     10.16      7.239        666   408,424     86.08      93.21      22.41      93.41
7.51 - 8.00%               19     7,807,014      5.39      7.731        664   410,895     86.63      93.06      15.09      93.32
8.01% & Above               9     3,165,550      2.19      8.524        651   351,728     91.92      91.92      13.44     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                        Distribution by FICO

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
FICO                    Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
780 & Above                 2      $685,433      0.47%     6.628%       791  $342,717     79.50%     79.50%     50.25%     49.75%
760 - 779                  11     4,339,419      3.00      6.375        767   394,493     81.79      98.38      21.13     100.00
740 - 759                  14     6,793,607      4.69      6.315        747   485,258     81.02      93.31      26.84     100.00
720 - 739                  15     6,457,913      4.46      6.230        728   430,528     80.21      90.26      29.36     100.00
700 - 719                  37    15,891,946     10.98      6.478        710   429,512     84.93      93.44      15.55      87.97
680 - 699                  52    21,437,155     14.81      6.518        689   412,253     84.06      94.49      26.75      97.09
660 - 679                  95    36,900,007     25.50      6.573        670   388,421     82.27      93.33      27.86     100.00
640 - 659                  78    31,339,647     21.65      6.578        650   401,790     82.66      92.32      26.55     100.00
620 - 639                  28    11,345,756      7.84      6.717        631   405,206     83.78      91.09      50.39     100.00
600 - 619                  13     5,162,570      3.57      7.011        612   397,121     81.25      85.53      49.51     100.00
580 - 599                  12     4,372,928      3.02      6.984        592   364,411     81.52      87.35      80.15     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                    Distribution by Original LTV

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Original LTV            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
40.01 - 50.00%              3      $533,800      0.37%     5.408%       711  $177,933     48.40%     48.40%     75.78%    100.00%
50.01 - 60.00%              4     2,007,999      1.39      6.248        673   502,000     58.24      65.55      20.92     100.00
60.01 - 70.00%             11     4,992,700      3.45      6.549        653   453,882     67.00      68.28      15.27     100.00
70.01 - 80.00%            205    80,588,646     55.68      6.420        677   393,115     79.68      96.42      32.27      99.07
80.01 - 85.00%             29    13,774,310      9.52      6.565        682   474,976     84.59      87.98      18.36      90.82
85.01 - 90.00%             68    28,121,987     19.43      6.744        670   413,559     89.72      89.86      27.89      96.92
90.01 - 95.00%             37    14,706,939     10.16      7.078        674   397,485     94.88      94.88      38.09     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                    Distribution by Document Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Document Type           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
FULL DOC                  109   $43,564,981     30.10%     6.285%       665  $399,679     83.10%     93.23%    100.00%     99.21%
LIMITED DOC                10     4,411,005      3.05      6.555        671   441,101     81.54      89.94       0.00     100.00
STATED DOC - VOA          238    96,750,395     66.85      6.687        680   406,514     82.71      92.45       0.00      97.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Loan Purpose            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
CASHOUT REFI              104   $43,235,750     29.87%     6.595%       664  $415,728     82.33%     84.37%     34.82%     96.79%
PURCHASE                  244    97,965,050     67.69      6.544        680   401,496     83.13      96.39      29.10      98.48
RATE/TERM REFI              9     3,525,581      2.44      6.648        681   391,731     79.10      88.50       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Occupancy Status        Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
NON OWNER                   1      $344,433      0.24%     7.250%       794  $344,433     90.00%     90.00%    100.00%      0.00%
OWNER OCCUPIED            352   141,845,984     98.01      6.554        674   402,972     82.75      92.76      30.47     100.00
SECOND HOME                 4     2,535,964      1.75      6.891        703   633,991     84.48      84.49       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                    Distribution by Property Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Property Type           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
2-4 FAMILY                 12    $6,455,260      4.46%     6.425%       692  $537,938     84.52%     88.73%     39.74%     88.38%
CONDO                      18     7,159,360      4.95      6.784        674   397,742     88.92      94.20      38.99     100.00
MANUFACTURED HOUSING        1       105,600      0.07      6.625        705   105,600     80.00     100.00     100.00     100.00
PUD ATTACHED                8     3,047,746      2.11      6.743        667   380,968     80.77      93.03      39.49     100.00
PUD DETACHED               35    15,075,517     10.42      6.733        669   430,729     83.20      92.81      24.26      96.54
SINGLE FAMILY             283   112,882,899     78.00      6.528        675   398,880     82.31      92.68      29.45      98.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                        Distribution by State

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
State                   Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
CA - Northern             132   $54,946,771     37.97%     6.438%       679  $416,263     82.53%     93.63%     27.78%     98.01%
CA - Southern             133    53,371,052     36.88      6.513        675   401,286     82.71      92.43      28.59      99.02
NY                         13     5,801,909      4.01      6.732        667   446,301     84.98      90.63      65.42     100.00
NJ                          9     3,740,979      2.58      6.611        677   415,664     83.11      84.96      39.98     100.00
VA                          8     3,005,727      2.08      6.938        671   375,716     86.95      94.25      25.26     100.00
MA                          7     2,719,050      1.88      7.227        687   388,436     88.53      97.15      59.47     100.00
NV                          6     2,530,738      1.75      6.653        675   421,790     80.52      86.45      14.02     100.00
MI                          8     2,387,446      1.65      6.817        670   298,431     74.62      91.35      25.74     100.00
MD                          5     2,279,820      1.58      7.428        664   455,964     87.24      91.52      21.40     100.00
CO                          5     2,191,281      1.51      6.941        673   438,256     79.21      84.66       0.00     100.00
Other                      31    11,751,609      8.12      6.708        661   379,084     82.79      93.90      33.36      89.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Zip Code                Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
95127                       5    $1,927,500      1.33%     6.577%       680  $385,500     84.09%     95.91%     19.51%    100.00%
95076                       5     1,899,526      1.31      6.742        650   379,905     83.89      87.43       0.00     100.00
95111                       4     1,549,800      1.07      6.434        656   387,450     80.26      95.55      46.78     100.00
95401                       4     1,473,600      1.02      6.409        673   368,400     80.00     100.00      26.33     100.00
89148                       3     1,405,000      0.97      7.015        688   468,333     78.44      84.06       0.00     100.00
94954                       3     1,399,700      0.97      6.706        666   466,567     86.29      94.21       0.00     100.00
94534                       3     1,216,616      0.84      6.397        704   405,539     80.00     100.00      39.12     100.00
95116                       3     1,215,648      0.84      6.325        663   405,216     83.73      95.68       0.00     100.00
92805                       3     1,212,000      0.84      6.381        710   404,000     82.00      96.06       0.00     100.00
91405                       3     1,179,495      0.81      6.458        743   393,165     86.72      98.31      33.17     100.00
Other                     321   130,247,496     90.00      6.562        675   405,755     82.82      92.41      31.64      97.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Remaining                  Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Months To Maturity      Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
------------------      -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
301 - 360                 357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                  Distribution by Amortization Type

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Amortization               Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Type                    Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
2 YEAR ARM                314  $125,163,676     86.48%     6.577%       674  $398,610     83.05%     93.97%     28.43%     98.30%
3 YEAR ARM                 43    19,562,706     13.52      6.463        679   454,947     81.15      83.90      40.82      96.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                               Distribution by Prepayment Term Months

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Prepayment                 Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Term Months             Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
0                          64   $26,401,234     18.24%     6.951%       675  $412,519     82.65%     90.52%     33.89%     96.72%
12                         14     5,946,577      4.11      7.213        670   424,756     83.25      96.49      21.51     100.00
24                        249    98,617,114     68.14      6.454        675   396,053     83.18      94.21      28.28      98.72
36                         30    13,761,456      9.51      6.304        681   458,715     80.09      83.46      39.62      94.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                    Distribution by Periodic Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Periodic                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Cap                     Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.50%                     357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Months to Rate Reset

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Months To                  Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Rate Reset              Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
11 - 20                     4    $1,816,965      1.26%     5.603%       688  $454,241     84.37%     98.85%     56.35%    100.00%
21 - 30                   310   123,346,711     85.23      6.592        674   397,893     83.03      93.90      28.01      98.27
31 - 40                    43    19,562,706     13.52      6.463        679   454,947     81.15      83.90      40.82      96.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                Distribution by Maximum Lifetime Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Maximum                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Rate           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
11.50 - 11.99%              5    $2,624,670      1.81%     4.868%       715  $524,934     77.56%     89.32%    100.00%    100.00%
12.00 - 12.49%             16     6,490,971      4.48      5.245        684   405,686     78.57      95.69      86.73     100.00
12.50 - 12.99%             17     6,756,730      4.67      5.717        690   397,455     80.32      92.59      34.18     100.00
13.00 - 13.49%            120    49,078,535     33.91      6.256        676   408,988     82.24      92.40      29.62      98.47
13.50 - 13.99%            130    51,468,222     35.56      6.703        675   395,909     82.74      93.27      25.15      98.76
14.00 - 14.49%             36    15,752,090     10.88      7.173        665   437,558     84.58      89.69      21.80      93.85
14.50 - 14.99%             23     8,980,114      6.20      7.678        669   390,440     85.87      94.17      18.53      94.20
15.00 - 15.49%              5     1,969,800      1.36      8.256        664   393,960     91.92      91.92      17.12     100.00
15.50 - 15.99%              5     1,605,250      1.11      8.719        630   321,050     91.43      91.43       5.50     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                Distribution by Minimum Lifetime Rate

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Minimum                    Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Rate           Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.99% & Below               1      $364,000      0.25%     6.500%       680  $364,000     80.00%    100.00%      0.00%    100.00%
4.00 - 4.49%                1       355,500      0.25      6.525        677   355,500     90.00      90.00     100.00     100.00
4.50 - 4.99%                1       743,750      0.51      4.750        732   743,750     85.00      85.00     100.00     100.00
5.00 - 5.49%              117    48,824,361     33.74      6.415        668   417,302     82.64      92.81      69.49      96.69
5.50 - 5.99%              234    93,259,033     64.44      6.649        679   398,543     82.84      92.59       9.16      98.64
6.00% & Above               3     1,179,737      0.82      6.922        671   393,246     82.41      88.86       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                       Distribution by Margin

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
                           Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Margin                  Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.99% & Below               1      $364,000      0.25%     6.500%       680  $364,000     80.00%    100.00%      0.00%    100.00%
4.00 - 4.49%                1       355,500      0.25      6.525        677   355,500     90.00      90.00     100.00     100.00
4.50 - 4.99%                1       743,750      0.51      4.750        732   743,750     85.00      85.00     100.00     100.00
5.00 - 5.49%              117    48,824,361     33.74      6.415        668   417,302     82.64      92.81      69.49      96.69
5.50 - 5.99%              234    93,259,033     64.44      6.649        679   398,543     82.84      92.59       9.16      98.64
6.00% & Above               3     1,179,737      0.82      6.922        671   393,246     82.41      88.86       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by First Adjustment Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
First                      Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Adjustment Cap          Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
1.50%                     357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                Distribution by Periodic Lifetime Cap

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Periodic                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Lifetime Cap            Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
<= 7.00%                  356  $144,386,381     99.77%     6.561%       675  $405,580     88.80%     92.59%     30.17%     98.01%
7.01 - 7.50%                1       340,000      0.23      6.838        661   340,000     80.00     100.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                              Pct. Of               Weighted            Weighted   Weighted
                       Number                 Pool By    Weighted      Avg.     Avg.       Avg.       Avg.       Pct.       Pct.
Interest                   Of     Principal  Principal  Avg. Gross  Current  Principal   Original   Combined     Full      Owner
Only Loans              Loans       Balance   Balance     Coupon       FICO   Balance      LTV        LTV        Doc     Occupied
----------------        -----       -------   -------     ------       ----   -------      ---        ---        ---     --------
Y                         357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    357  $144,726,381    100.00%     6.562%       675  $405,396     82.79%     92.61%     30.10%     98.01%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.